Brookstone Intermediate Bond ETF

BAMB

a Series of Northern Lights Fund Trust IV

SUMMARY PROSPECTUS

September 29, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated September 29, 2025, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at www.brookstoneam.com.  You can also obtain these documents at no cost by calling 1-888-562-8880 or by sending an email request to investments@brookstonecm.com.  Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Brookstone Intermediate Bond ETF (the “Fund”) seeks to provide current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.28%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.01%
Expense Recapture(2)	0.02%
Total Annual Fund Operating Expenses After Expense Recapture	1.03%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 0.95% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture after the recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$324	$560	$1,238

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that, under normal circumstances, invests at least 80% of its net assets in U.S. Treasuries and investment grade corporate bonds with a 0-10 year weighted average maturity range, including unaffiliated ETFs purchased in the secondary market that invest substantially all of their assets in such fixed income instruments. The adviser considers the investments of its underlying ETFs when determining compliance with the Fund’s 80% policy. Maturity refers to the time it takes for the principal amount of a bond to become due. The adviser expects to hold portfolio securities to maturity and that the Fund’s average duration over time will be around 5 years, consistent with that of the Morningstar Intermediate-Term Bond Category, but may be higher or lower at any given time. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. The Fund seeks high and sustainable level of current income and liquidity by investing primarily in intermediate-term U.S. Treasuries. The balance of the Fund is invested in publicly issued, investment grade, intermediate-term U.S. corporate bonds and ETFs that provide additional income potential. The Fund’s duration is adjusted to reflect the adviser’s near-term interest rate outlook and the shape of the yield curve. The yield curve compares the returns of short-term bonds to long-term bonds and identifies the trade-off between time to maturity and returns. The shape of the yield curve provides guidance to the adviser when evaluating that trade-off and allocating the Fund’s assets.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect investments through ETFs.

The following describes the risks of investing in the Fund. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which shares will trade at premiums or discounts to NAV. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of shares and failure to achieve its investment objective.

Credit Risk. The issuer of a security and other instrument may not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

ETF Structure Risk. The Fund and each Underlying Fund are structured as ETFs and as a result the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the Fund only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Fixed Income Risk. When the Fund, including its Underlying Funds, invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Share price and total return to be reduced and fluctuate more than other types of investments.

Fluctuation of NAV Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The Fund takes positions in ETFs that invest in U.S. Treasuries. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs or trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

U.S. Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.brookstoneam.com or by calling toll-free 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3rd Quarter 2024	4.41%
Worst Quarter:	4th Quarter 2024	(2.86)%

The Fund’s year-to-date return as of the most calendar quarter, which ended June 30, 2025 was 4.10%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Since Inception (9/26/23)
Return before taxes	2.98%	4.67%
Return after taxes on distributions	1.79%	3.47%
Return after taxes on distributions and sale of Fund shares	1.77%	3.06%
Bloomberg U.S. Aggregate Bond Index*	1.25%	6.26%

*	The Bloomberg U.S. Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Brookstone Asset Management, LLC.

Portfolio Manager: The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:

Mark W. DiOrio, CFA, Chief Investment Officer

Dean Zayed, LLM, CFP, Chief Executive Officer

Darryl Ronconi, President & Chief Operating Officer

Matt Lovett, Chief Compliance Officer

Alex Bobin, CFA, Director of Portfolio Strategy

Each member of the Investment Committee has been primarily and jointly responsible for the day-to-day management of the Fund since its inception in September 2023.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-asks spreads can be found on the Fund’s website at www.brookstoneam.com.

Tax Information: The Fund’s distributions are generally taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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